SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                   May 1, 2002


                     Crazy Woman Creek Bancorp Incorporated
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             (Exact name of Registrant as specified in its Charter)




             Wyoming                  0-27714                83-0315410
  ----------------------------     -------------    ----------------------------
  (State or other jurisdiction     (SEC File No.)   (IRS Employer Identification
        of incorporation)                                      Number)


   106 Fort Street, Buffalo, Wyoming                         82834
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:      (307) 684-5591
                                                         --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
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         A copy  of a  press  release  issued  May  1,  2002  by the  Registrant announcing the Registrant's management succession plan to fill the position being vacated by retiring President, Chief Executive Officer and Director, Deane
D. Bjerke is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated May 1, 2002.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                Crazy Woman Creek Bancorp Incorporated



Date:    May 1, 2002            By:   /s/John B. Snyder
                                      ------------------------------------------
                                      John B. Snyder
                                      Vice President and Chief Financial Officer
                                      (Duly Authorized Representative)